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                                                                    EXHIBIT 10.3


                     NINTH SUPPLEMENT TO PURCHASE AGREEMENT

         THIS NINTH SUPPLEMENT TO PURCHASE AGREEMENT dated as of June 7, 2002 (this "Supplement"), is made by:

         o TransTexas Gas Corporation, a Delaware corporation (herein called "Grantor"),

         o        Mirant Americas Energy Capital Assets, LLC ("Mirant"),

         o TCW DR VI Investment Partnership, L.P. ("Fund VI"), acting through its agent, TCW Asset Management Company,

         o TCW Global Project Fund Ltd. ("GPF"), acting through its agent, TCW London International, Limited (Mirant, Fund VI, and GPF are herein collectively called, "Grantee"), and

         o TCW London International, Limited ("TCW London"), as Agent on behalf of GPF, and TCW Asset Management Company ("Tamco"), as Agent on behalf of Fund VI (TCW London and Tamco are in such capacities herein collectively called "Funds Agent").

                                    RECITALS

         1. Grantor, Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P. ("SPS"), TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V"), Fund VI and Funds Agent have heretofore entered into that certain Purchase Agreement dated as of March 14, 2000 (herein, as heretofore amended or supplemented, called the "Original Purchase Agreement"), and, as contemplated therein, Grantor has, by means of a Production Payment Conveyance dated as of the same date (herein, as heretofore amended or supplemented, called the "Original Conveyance"), conveyed to SPS, Fund V and Fund VI the "Production Payment" as therein defined, burdening interests of Grantor in certain oil and gas properties.

         2. Effective as of December 1, 2000, Fund V assigned all of its right, title, and interest under the Original Conveyance to SPS pursuant to that certain Conveyance of Interest in Production Payment dated as of February 7, 2001.

         3. Effective as of September 10, 2001, SPS assigned to GPF an undivided interest in the Production Payment pursuant to that certain Partial Conveyance of Production Payment and Seventh Supplement to Production Payment Conveyance dated as of September 10, 2001.

         4. On March 4, 2002, SPS assigned all of its right, title, and interest under the Original Conveyance to Mirant (the "Mirant Assignment").

         5. In consideration of the payment by GPF of the Current Purchase Price Payment to Grantor, as more fully described below, Grantor and Grantee now desire to supplement and amend the Original Conveyance to (a) increase the amount of the unliquidated balance of the Primary Sum, (b) adjust the relative Percentage Shares of each Person included in Grantee to


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account for such additional Purchase Price Payment, and (c) provide for the conveyance by Grantor to Grantee of additional Subject Interests to be subject to the Production Payment.

         6. Grantor has requested that Grantee reconvey a portion of the Production Payment by reducing the Dedication Percentage, and, in consideration of the payment of the Partial Reconveyance Price (defined below), Grantee is willing to do so.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, Grantor, Mirant, Fund VI, GPF, and Funds Agent hereby agree as follows:

                     I ARTICLE - Definitions and References

1. Section 1. Defined Terms and References. As used herein, the terms "Original Conveyance", "Original Purchase Agreement", "Grantor", "Mirant", "SPS", "Fund V", "Fund VI", "GPF", "Grantee", "Tamco", "TCW London", "Mirant Assignment", and "Funds Agent" have the meanings given them above. Reference is also made to the Original Purchase Agreement and to the Original Conveyance for the meaning of various terms defined therein, all of which shall when used herein (unless otherwise expressly defined herein) have the same meanings. For purposes of this Supplement, unless the context otherwise requires, the following additional terms shall have the following meanings:

         "Current Closing Date" has the meaning given such term in Section 2.6.

         "Current Conveyance Supplement" means the Ninth Supplement to Production Payment Conveyance executed by Grantor and Grantee substantially in the form of Exhibit A hereto.

         "Current Purchase Price Payment" means a Purchase Price Payment in the amount of $13,000,000.

         "Current Supplement Documents" means this Supplement, the Current Conveyance Supplement, and all other Production Payment Documents delivered substantially contemporaneously herewith.

         "Mirant Effective Time" has the meaning given such term in Section 2.5.

         "Partial Reconveyance Price" means a partial reconveyance payment to Grantee in the amount of $1,500,000.

         "Production Payment" has the meaning given such term in the Production Payment Conveyance.

         "Production Payment Conveyance" means the Original Conveyance as amended and supplemented by the Current Conveyance Supplement.

         "Purchase Agreement" means the Original Purchase Agreement as supplemented and amended hereby.


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2. Section 1. Rules of Construction. All references in this Supplement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Supplement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Supplement, "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Supplement as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires: "including" (and its grammatical variations) means "including without limitation"; "or" is not exclusive; words in the singular form shall be construed to include the plural and vice versa; words in any gender include all other genders; references herein to any instrument or agreement refer to such instrument or agreement as it may be from time to time supplemented or amended; and references herein to any Person include such Person's successors and assigns. All references in this Supplement to exhibits and schedules refer to the exhibits and schedules to this Supplement unless expressly provided otherwise, and all such exhibits and schedules are hereby incorporated herein by reference and made a part hereof for all purposes.

                            II ARTICLE - Amendments

1. Section 2. Agreement to Amend Conveyance. Upon the terms and conditions of this Supplement and the Purchase Agreement, Grantor and Grantee agree to amend and supplement the Original Conveyance by executing and delivering the Current Conveyance Supplement.

2. Section 2. Amendments to Purchase Agreement. The definition of Program Period in Section 1.1 of the Original Purchase Agreement is hereby amended in its entirety to read as follows:

         " 'Program Period' means the period beginning on the Initial Closing Date through and including June 7, 2002."

         In addition, although the provisions of the Original Purchase Agreement contemplated that Purchase Price Payments would be paid only by SPS, Grantor and Grantee acknowledge and agree that Purchase Price Payments may be paid by any Person included within Grantee at the time in question, and that the Purchase Agreement shall be construed accordingly.

         Section 2.3. Closing. On the Current Closing Date, Grantor shall deliver the Current Conveyance Supplement to Grantee, and Grantor shall satisfy all of the conditions set out in Sections 3.4 and 3.5 of the Purchase Agreement (other than the conditions in Section 3.4(e) and (f) of the Purchase Agreement, which are hereby waived without prejudice to the rights of Mirant, GPF and Fund VI to request and receive the same in connection with any subsequent supplement to the Purchase Agreement). On the Current Closing Date, GPF shall pay all of the Current Purchase Price Payment to Grantor in accordance with the terms and procedures of the Purchase Agreement.

         Section 2.4. Partial Reconveyance Price. On the Current Closing Date, Grantor shall pay all of the Partial Reconveyance Price to Mirant, Fund VI and GPF in accordance with their "amended Percentage Shares" (as defined in the Current Conveyance Supplement) in accordance with Section 2.7 of the Purchase Agreement.


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

         Section 2.5 Grantee. In order to take into account the Mirant Assignment, (a) all references to "Grantee" in the Original Purchase Agreement, as supplemented hereby, shall refer to Mirant, Fund VI, and GPF with respect to matters occurring after 9:00 a.m. Houston, Texas time on March 4, 2002 (the "Mirant Effective Time"), and (b) all references to "SPS" in the Original Purchase Agreement, as supplemented hereby, shall refer to Mirant with respect to matters occurring after the Mirant Effective Time.

         Section 2.6. Time and Place of Closing. The closing for the consummation of the transactions contemplated herein shall take place on June 7, 2002 or on such other date as may be agreed to by Grantor and Grantee (herein called the "Current Closing Date").

         Section 2.7 Winnie Guaranty. Grantor hereby confirms that Mirant, as a transferee and assign of SPS, is a "Guaranteed Party", as such term is defined in the Winnie Guaranty, and the Winnie Guaranty shall apply to and inure to the benefit of Mirant.

                  III ARTICLE - Representations and Covenants

1. Section 3. Representations and Warranties of Grantor. To induce Grantee to enter into the Current Supplement Documents and to pay the Current Purchase Price Payment, Grantor hereby represents and warrants and covenants to Grantee that:

         (a) All representations and warranties made by Grantor or any other TransTexas Company in any Production Payment Document now or previously delivered are true and correct as of the Current Closing Date (unless such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), provided that the representations and warranties confirmed in the Omnibus Certificates heretofore delivered are true and correct as such Certificates are amended and updated through the date hereof. Without limitation of the foregoing, no Senior Notes Event of Default exists.

         (b) Each TransTexas Company has performed all agreements, covenants, and conditions which it is required by any Production Payment Document to perform on or prior to the Current Closing Date.

         (c) The consummation on the Current Closing Date of the transactions contemplated in the Current Supplement Documents: (i) is not prohibited by any law or any regulation or order of any court or governmental agency or authority applicable to Grantor or any other TransTexas Company, and (ii) does not subject any of them to any penalty or other onerous condition under or pursuant to any such law, regulation or order.

2. Section 3. Covenants. To induce Grantee to enter into the Current Supplement Documents and to pay the Current Purchase Price Payment, Grantor hereby covenants with Grantee that Grantor will perform all of its covenants and duties under the Production Payment Documents, all as fully as if they were set out in full herein.


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3. Section 3. Representations and Warranties of Grantee. Each Person included within Grantee hereby represents and warrants to Grantor that: (a) such Person has incurred no obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of any of the matters provided for in this Supplement for which fees Grantor might be liable; (b) the Purchase Agreement constitutes the legal, valid and binding act and obligation of such Person, enforceable against such Person in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally or by general principles of equity; (c) no bankruptcy or insolvency proceeding is presently pending (or, to such Person's best knowledge, threatened) by or against such Person under any applicable bankruptcy, insolvency or other similar law of any jurisdiction; (d) such Person has not made a general assignment for the benefit of creditors; and
(e) such Person is acquiring the Production Payment for its own account and not with any intention to transfer all or any part of the Production Payment to others in violation of the Securities Act of 1933, as amended, or any other applicable securities laws. Fund VI further represents and warrants that in connection with the transactions contemplated herein and in the Purchase Agreement (i) it is represented by Tamco, an investment manager that qualifies as a "qualified professional asset manager" as defined in Department of Labor Prohibited Transaction Exemption 84-14 (the "QPAM Exemption") and (ii) each of the conditions of the QPAM Exemption are satisfied and will, throughout the term of the Purchase Agreement (as hereby supplemented and amended), be satisfied.

                           IV ARTICLE - Miscellaneous

1. Section 4. Ratification of Production Payment Documents. The Original Purchase Agreement as hereby supplemented and amended is hereby ratified and confirmed in all respects. The other Production Payment Documents, as they may be supplemented, amended or affected by the Current Supplement Documents, are hereby ratified and confirmed in all respects. Any reference to the Purchase Agreement in any Production Payment Document shall be deemed to refer to this Supplement also, and any reference in any Production Payment Document to any other document or instrument amended, renewed, extended or otherwise affected by any Current Supplement Document shall also refer to such Current Supplement Document. The execution, delivery and effectiveness of this Supplement and the other Current Supplement Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Grantee or Funds Agent under the Purchase Agreement or any other Production Payment Document nor constitute a waiver of any provision of the Purchase Agreement or any other Production Payment Document.

2. Section 4. Survival of Agreements. All representations, warranties, covenants and agreements of Grantor herein shall survive the execution and delivery of this Supplement and the other Current Supplement Documents and shall further survive until terminated in accordance with the Purchase Agreement.

3. Section 4. Production Payment Documents. This Supplement and the other Current Supplement Documents are Production Payment Documents, and all provisions in the Purchase Agreement pertaining to Production Payment Documents (including the arbitration provisions of Section 6.9 of the Purchase Agreement) apply hereto and thereto.


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         THIS WRITTEN AGREEMENT AND THE OTHER PRODUCTION PAYMENT DOCUMENTS
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 4.4. New Address. The address of Mirant for all purposes under the Production Payment Documents shall be as set forth on its signature page to the Current Conveyance Supplement.

         Section 4.5. Governing Law. This Supplement shall be deemed a contract and instrument made under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of the State of Texas and the laws of the United States of America, without regard to principles of conflicts of law.

         Section 4.6. Counterparts. This Supplement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Supplement.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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



         IN WITNESS WHEREOF, this Supplement is executed as of the date first written above.


                                     TRANSTEXAS GAS CORPORATION


                                     By:
                                         ---------------------------------------
                                         Ed Donahue
                                         Vice President


                                     MIRANT AMERICAS ENERGY CAPITAL ASSETS, LLC

                                     By:   Mirant Americas Energy Capital, LP,
                                           its manager

                                     By:   Mirant Americas Development, Inc.,
                                           its general partner


                                     By:
                                         ---------------------------------------
                                             John A. Rigas
                                             Attorney-in-Fact


                                     TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                     By:   TCW ASSET MANAGEMENT COMPANY, as
                                           its Agent


                                     By:
                                         ---------------------------------------
                                             Kurt A. Talbot
                                             Senior Vice President


                                     TCW GLOBAL PROJECT FUND LTD.


                                     By:
                                         ---------------------------------------
                                         David J. Doyle
                                         Director

                                     TCW ASSET MANAGEMENT COMPANY, as Agent


                                     By:
                                         ---------------------------------------
                                         Kurt A. Talbot
                                         Senior Vice President



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                                 ACKNOWLEDGMENT

         To induce Grantee to enter into the above Supplement, the undersigned Galveston Bay Pipeline Company and Galveston Bay Processing Company each hereby ratify and confirm their various agreements made in connection with the Production Payment Documents referred to above and acknowledge and agree that such agreements remain in full force and effect after taking into account the Current Supplement Documents referred to above.

EXECUTED as of the date of the above supplement.


GALVESTON BAY PIPELINE COMPANY



By:
         ------------------------------
         Ed Donahue
         Vice President


GALVESTON BAY PROCESSING COMPANY



By:
         ------------------------------
         Ed Donahue
         Vice President



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
                                                                       EXHIBIT A

                         NINTH SUPPLEMENT TO PRODUCTION
                               PAYMENT CONVEYANCE


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